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                       SEI INSTITUTIONAL INVESTMENTS TRUST
                                 SMALL CAP FUND
                          EMERGING MARKETS EQUITY FUND

                       SUPPLEMENT DATED OCTOBER 2, 1996
                      TO THE PROSPECTUS DATED JUNE 14, 1996

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

At a meeting held on September 16-17, 1996, the Board of Trustees of SEI Institutional Investments Trust (the "Trust") voted to make certain changes to the Money Managers for the Small Cap Fund and the Emerging Markets Equity Fund. Effective on October 1, 1996, Furman Selz Capital Management LLC has been added as a new Money Manager to the Small Cap Fund. In addition, also effective on October 1, 1996, Parametric Portfolio Associates ("Parametric"), Coronation Asset Management (Proprietary) Limited ("Coronation") and Yamaichi Capital Management, Inc. ("Yamaichi") and Yamaichi Capital Management (Singapore) Limited ("YCMS") have been added as new Money Managers to the Emerging Markets Equity Fund.

The Board of Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, have appointed Furman Selz as a Money Manager to the Trust's Small Cap Fund, and Coronation, Parametric and Yamaichi and YCMS as Money Managers to the Trust's Emerging Markets Equity Fund. The appointment of each of Furman Selz, Coronation, Parametric and Yamaichi and YCMS does not require shareholder approval. This procedure for adding or replacing sub-advisers was authorized by an exemptive order issued to the Trust by the Securities and Exchange Commission on April 29, 1996, and approved by the Trust's sole shareholder on June 14, 1996.

In evaluating Furman Selz, Coronation, Parametric and Yamaichi and YCMS (collectively, the "Money Managers"), the Trustees received written and oral information from both SEI Financial Management Corporation ("SFM") and Furman Selz, Coronation, Parametric and Yamaichi and YCMS. SFM recommended the selection of the Money Managers and reviewed the considerations and the search process that led to their recommendation. The Trustees also met with representatives of the Money Managers and considered information about portfolio managers, investment philosophy, strategies and process, as well as performance track record, among other factors. In appointing Furman Selz, Coronation, Parametric and Yamaichi and YCMS, the Trustees carefully evaluated: (1) the nature and quality of the services expected to be rendered to the Funds by the Money Managers; (2) the distinct investment objective and policies of the Funds;
(3) the history, reputation, qualification and background of the personnel of the Money Managers, and their respective financial conditions; (4) their performance record; and (5) other factors deemed relevant. Trustees also reviewed the fees to be paid to the Money Managers, including any benefits to be received by the Money Managers, or their affiliates in connection with soft dollar arrangements.

Under the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") between SFM (the "Adviser") and Furman Selz, Coronation, Parametric and Yamaichi and YCMS, relating to the Funds, each of the Money Managers makes investment decisions for the assets of the Funds allocated to it by SFM, and continuously reviews, supervises and administers the Funds' investment programs with respect to these assets. Furman Selz, Coronation, Parametric and Yamaichi and YCMS are independent of SFM and discharge their responsibilities subject to the supervision of SFM and the Trustees of the Trust and in a manner consistent with each Fund's investment objective, policies and limitations. The Sub-Advisory Agreement is substantially similar to those in existence between the Adviser and the Trust's other money managers. Specifically, the duties to be performed under each Agreement are similar, and the standard of care and termination provisions of the Agreement are identical, to the other agreements. The Sub-Advisory Agreement will remain in effect until September 1998 (unless earlier terminated) and will have to be approved annually thereafter by a majority of the Trust's Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act of 1940).

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In connection with the appointment of Furman Selz, Coronation, Parametric and
Yamaichi and YCMS as Money Managers to the Small Cap and Emerging Markets Equity Funds, "The Money Managers" section of the Prospectus is amended and the following disclosure is inserted:

FURMAN SELZ CAPITAL MANAGEMENT LLC

Furman Selz Capital Management LLC ("Furman Selz") acts as a Money Manager to a portion of the assets of the Small Cap Fund.

Furman Selz, a Delaware limited liability company whose predecessor was formed in 1977, is a registered investment adviser that managed approximately $7 billion in assets as of August 31, 1996. Furman Selz is a wholly-owned subsidiary of Furman Selz Holdings LLC. Furman Selz's principal business address is 230 Park Avenue, New York, NY 10169. Matthew S. Price and David C. Campbell, Managing Directors/Portfolio Managers of Furman Selz, are primarily responsible for the day-to-day management and investment decisions made with respect to the assets of the Fund. Prior to joining Furman Selz, Mr. Price and Mr. Campbell were Senior Portfolio Managers at Value Line Asset Management.

The Adviser will pay Furman Selz a fee based on a percentage of the average monthly market value of the assets of the Fund managed by Furman Selz.

Listed below are the names and principal occupations of the principal executive officer and each of the directors of Furman Selz. The principal business address and the principal executive officer and each of the directors, as it relates to their position at Furman Selz is 230 Park Avenue, New York, New York 10169.

NAME                          TITLE

Edmund Hajim                  Chairman & President
H. Kent Atkins                Senior Managing Director
Robert Buckles                Senior Managing Director
Roger Felberbaum              Senior Managing Director
Richard Hoffman               Senior Managing Director
Robert Sandroni               Senior Managing Director
William Storff                Senior Managing Director
Nathalie Badan                Managing Director
Jerrold Bertner               Managing Director
David Campbell                Managing Director
Karen Cronk                   Managing Director
Donald Gimbel                 Managing Director
Carl Goldsmith                Managing Director
Richard Hatz                  Managing Director
William Hibschman             Managing Director
Rodney McBride                Managing Director
Leighton McIlvaine            Managing Director
Margaret Preston              Managing Director
Matthew Price                 Managing Director
Robert Schonbrum              Managing Director
Alan Segars                   Managing Director
Burke Vandermast              Managing Director

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CORONATION ASSET MANAGEMENT (PROPRIETARY) LIMITED

Coronation Asset Management (Proprietary) Limited ("Coronation") acts as a Money Manager to a portion of the assets of the Emerging Markets Equity Fund.

Coronation, a registered investment adviser organized under the laws of the Republic of South Africa, was founded in 1993, and as of July 31, 1996, managed $2.5 billion in assets. The principal business address of Coronation is 80 Strand Street, Cape Town, South Africa, 8001. Investment decisions for Coronation's portion of the Fund are made by Anthony Gibson and Louis Stassen. Prior to joining Coronation in 1993, Mr. Gibson, the head of Coronation's Investment Committee, and Mr. Stassen, the head of Coronation's research department, worked at Syfrets Managed Assets for seven years and one year, respectively. Prior to joining Syfrets Managed Assets, Mr. Stassen worked as an Investment Analyst for Allan Gray Investment Counsel.

The Adviser will pay Coronation a fee based on a percentage of the average monthly market value of the assets of the Fund managed by Coronation.

Listed below are the names and principal occupations of the principal executive officer and each of the directors of Coronation. The principal business address of the principal executive officer and each of the directors, as it relates to their position at Coronation, is 80 Strand Street, Cape Town, South Africa, 8001.

         NAME                         TITLE

         Gavin M. Ryan                Director
         David L. Barnes              Director
         Matthias H. Brenzel          Director
         Hugh R. Broadhurst           Director
         Philip L. Campher            Director
         Matthys M. du Toit           Director
         Anthony J. Gibson            Director
         Bruce M. Ilsley              Director
         Robin I. Marsden             Director
         John A. Snalam               Financial & Compliance Officer


PARAMETRIC PORTFOLIO ASSOCIATES

Parametric Portfolio Associates ("Parametric") acts as a Money Manager to a portion of the assets of the Emerging Markets Equity Fund.

Parametric is a general partnership whose general partners are PIMCO Advisors L.P. ("PIMCO"), the supervisory general partner, and Parametric Management, Inc., the managing general partner (a wholly-owned subsidiary of PIMCO). Parametric's predecessor was founded in 1987, and as of July 31, 1996, Parametric managed $1.5 billion in client assets. Parametric's business address is 700 Newport Center Drive, Newport Beach, California 92660. PIMCO's address is 800 Newport Center Drive, Newport Beach, California 92660. Cliff Quisenberry, CFA, Senior Investment Manager and Research Manager, is responsible for managing the portion of the Fund's assets allocated to Parametric. Prior to joining Parametric, Mr. Quisenberry was a Portfolio Manager with Cutler & Company.

The Adviser will pay Parametric a fee based on a percentage of the average monthly market value of the assets of the Fund managed by Parametric.

Listed below are the names and principal occupations of the principal executive officer and each of the directors of Parametric. The principal business address of the principal executive officer and each of the directors, as relates to their position at Parametric is 700 Newport Center Drive, Newport Beach, California 92660.

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         NAME                                  TITLE

         William E. Cornelius, Jr.             Chief Executive Officer
         Mark W. England-Markun                Director of Research
         David M. Stein                        Chief Investment Officer


YAMAICHI CAPITAL MANAGEMENT, INC. AND YAMAICHI CAPITAL MANAGEMENT (SINGAPORE) LIMITED

Yamaichi Capital Management, Inc. ("Yamaichi") and Yamaichi Capital Management (Singapore) Limited ("YCMS") jointly act as Money Managers to a portion of the assets of the Emerging Markets Equity Fund. The Adviser will pay Yamaichi and YCMS a fee based on a percentage of the average monthly market value of the assets of the Emerging Markets Equity Fund managed by Yamaichi and YCMS.

Yamaichi and YCMS already serve as money managers to a portion of the assets of the International Equity Fund. For a description of Yamaichi and YCMS, see page 16 of the Trust's Prospectus.


The section entitled "1838 Investment Advisors, L.P." on page 7-8 of the Prospectus is amended to reflect that Holly Guthrie is no longer a fund manager for the Small Cap Fund.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


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